UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant  ☒
Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TrustCo Bank Corp NY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Subsidiary:  Trustco Bank

April 29, 2019

Dear Shareholder:

We recently mailed you proxy materials in connection with the upcoming Annual Meeting of Shareholders of TrustCo Bank Corp NY, which is scheduled for May 23, 2019.  According to our records, we have not yet received your proxy vote.

We would very much appreciate having your shares voted, and we have made the process easy.  You can vote by telephone or the internet by following the instructions provided on the enclosed card.  You can also vote by mail using the enclosed ballot.  To assist you, our Board of Directors has unanimously recommended a “FOR” vote on all proposals.

Thank you for your time and attention.  If you have any questions or require further assistance in voting your shares, please contact our proxy solicitation agent Alliance Advisors, LLC toll-free at 877-777-8133.

Very truly yours,

Michael Hall
Secretary

5 Sarnowski Drive, Glenville, New York 12302

TRUSTCO Bank Corp NY

Your vote matters.

Vote your shares today.

TrustCo Listens...

"Another source of insight and direction comes from our ongoing engagement with our shareholders. We share information about what we are doing and how we are doing it and we listen to what is important to you and the advice that you offer – particularly on matters of governance. We continuously assess the state of our corporate affairs and never hesitate to embrace improvements in areas such as diversity, transparency, accountability, and responsibility."

Robert J. McCormick,
Chairman, President and CEO,
2018 Annual Report

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 23, 2019.

TRUSTCO BANK CORP NY

TRUSTCO BANK CORP NY
ATTN: MICHAEL HALL
5 SARNOWSKI DRIVE
GLENVILLE, NY 12302

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 25, 2019
Date: May 23, 2019 **Time:** 10:00 AM Eastern Time
Location: Trustco Bank's Loan Center
6 Metro Park Road
Albany, New York 12205

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com*, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E79229-P19462

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before May 9, 2019 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

SCAN TO VIEW MATERIALS & VOTE

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the Proxy Statement for directions on how to attend the annual meeting and any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com* or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Telephone: To vote now by telephone, call *1-800-690-6903*. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

E79230-P19462

Non-Voting Items

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Change of Address/Comments
Please print new address or comments in the box below.

REVOCABLE PROXY
TRUSTCO BANK CORP NY
Annual Meeting of Shareholders
May 23, 2019 10:00 AM
This proxy is solicited by the Board of Directors

The person whose name and signature appears hereon hereby appoints Barry D. Kramer and William F. Terry, and each of them, the proxy or proxies of such person, with full power of substitution, to vote as indicated herein all shares of common stock of TrustCo Bank Corp NY which such person is entitled to vote at the Annual Meeting, to be held at Trustco Bank's Loan Center, 6 Metro Park Road, Albany, New York 12205, at 10:00 AM Eastern Time on May 23, 2019, and at any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations noted on the reverse of this card and in the discretion of the proxies upon such other business as may properly come before the meeting or any adjournment thereof.

The undersigned acknowledges receipt from TrustCo Bank Corp NY prior to the execution of this proxy of a Notice of the Annual Meeting, the proxy statement, and Annual Report.

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature 1 - (Please sign on line)

Signature 2 - (Joint Owners)

Date - (Please print date) / /

E79232-P19462